EXHIBIT 12 (b)
EX-99.906CERT
RULE 30a-2(b) CERTIFICATION

       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Tri-Continental Corporation (the “registrant”), do hereby certify, to such officer’s knowledge, that:

(1)	The semi-annual report on Form N-CSR of the registrant for the six months ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Chief Financial Officer

Date:	August 30, 2006